UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Dynamic Europe Equity Income Fund (FDEU)
Annual Report
For the Year Ended
December 31, 2019

First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Janus Capital are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Letter from the Chairman and CEO
December 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Dynamic Europe Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2019, including a market overview and a performance analysis.
A significant event for the markets in the past year was the decision by the Federal Reserve (the “Fed”) to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.
So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed’s reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion’s share of the tariff conflict today is between the U.S. and China, the two largest economies in the world. In our opinion, it is widely believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.
Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds (“ETFs”). Net inflows to taxable bond funds and ETFs totaled an estimated $413.9 billion for the 12-month period ended December 31, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE”
As of December 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$14.93
Common Share Net Asset Value (“NAV”)	$16.18
Premium (Discount) to NAV	(7.73)%
Net Assets Applicable to Common Shares	$278,737,959
Current Monthly Distribution per Common Share(1)	$0.1210
Current Annualized Distribution per Common Share	$1.4520
Current Distribution Rate on Common Share Price(2)	9.73%
Current Distribution Rate on NAV(2)	8.97%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/19	Inception (9/24/15) to 12/31/19
Fund Performance(3)
NAV	22.24%	5.47%
Market Value	30.82%	2.40%
Index Performance
MSCI Europe Index	23.77%	7.61%
(1)	Most recent distribution paid or declared through 12/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE” (Continued)
As of December 31, 2019 (Unaudited)
Top Ten Holdings	% of Total Investments
National Grid PLC	2.8%
SSE PLC	2.8
British Land (The) Co., PLC	2.6
BASF SE	2.6
British American Tobacco PLC	2.5
Sanofi	2.5
Reckitt Benckiser Group PLC	2.5
ABB Ltd.	2.4
GlaxoSmithKline PLC	2.3
AXA S.A.	2.3
Total	25.3%
Sector Allocation	% of Total Investments
Financials	17.3%
Industrials	14.8
Consumer Staples	13.7
Health Care	9.6
Utilities	9.2
Energy	9.1
Materials	7.0
Communication Services	6.8
Information Technology	5.3
Real Estate	3.9
Consumer Discretionary	3.3
Total	100.0%

Country Allocation	% of Total Investments
United Kingdom	28.8%
France	16.4
Switzerland	15.8
Germany	10.7
Netherlands	7.6
Spain	5.6
Italy	4.2
Finland	2.5
Sweden	1.8
Austria	1.7
Denmark	1.7
Luxembourg	1.5
Norway	1.1
Belgium	0.6
Total	100.0%

Portfolio Commentary
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. In addition, First Trust also implements the option overlay strategy for the Fund. John Gambla and Rob A. Guttschow are responsible for implementing the Fund’s portfolio management option overlay strategy.
Sub-Advisor
Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 28 cities with more than 2,000 employees, Janus Henderson Investors managed approximately $374.8 billion in assets as of December 31, 2019.
Portfolio Management Team
Alex Crooke, Co-Head of Equities-EMEA & Asia Pacific, Janus Henderson Investors
Ben Lofthouse, CFA, Head of Global Equity Income, Janus Henderson Investors
First Trust Dynamic Europe Equity Income Fund
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.
Market Recap
After a volatile year in 2018, European markets performed significantly better during 2019 with the MSCI Europe Index (the “Benchmark”) delivering a 23.77% return. Many of the challenges from 2018 still remained, including concerns about the slowing macroeconomic environment, but investors took some comfort that growth was stabilizing, helped by interest rate cuts around the world. Geopolitical concerns remained around Brexit as well as global trade disputes, but the market shrugged off these worries, as visibility around potential resolutions improved. Meanwhile, the European Central Bank remained committed to keeping interest rates low to support the economy. The best performing European countries in 2019 were Ireland and Switzerland, while Finland and Norway were underperformers, but still delivered healthy, positive returns. Information Technology and Industrials performed best, while Communication Services and Energy were underperformers during the 12-month period ended December 31, 2019. Despite some volatility, crude oil rallied 22.68% during the period which was beneficial for some of the Energy names held in the Fund.
Performance Analysis
The Fund has been invested in European equities since its launch on September 24, 2015. Since that time, European equity markets have seen some volatility. For the 12-month period ended December 31, 2019, the Fund delivered strong returns, generating a 22.24% net asset value (“NAV”) total return1, although it slightly underperformed the Benchmark. The market value total return1 however, was 30.82% for the same period, driven by a narrowing of the discount to NAV that the Fund traded on. The Fund continued to make distributions, totaling $1.452 per share for the full year.
The equity portfolio generated good returns for the period, which were enhanced by the use of borrowing, but the option strategy reduced overall returns due to the aggressive equity market rally.
In terms of the equity portfolio, a number of investment decisions made in the latter half of 2018 helped drive performance for the period, including our decision to add to sectors that had seen weakness, such as the Utilities and Information Technology sectors. Positions in the United Kingdom’s (“UK”) power utility businesses, SSE PLC and National Grid PLC, performed well during the early part of 2019 based on improving prospects and their stable business models. Later in the year, both delivered continued outperformance after the result of the UK’s election suggested that fears of nationalization were no longer valid. Our positions in
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2019 (Unaudited)
technology companies, ASML Holding N.V. and BE Semiconductor Industries N.V., delivered strong absolute returns as investors gained confidence about a recovery in earnings for the semiconductor industry in 2020. Profits were taken in ASML, and the position was maintained in BE Semiconductor, which continues to offer an attractive dividend yield. Healthcare was a strong sector for the Fund during the year. A new position in pharmaceutical company Sanofi provided outperformance after delivering encouraging results and indicating that the company would improve its margins in the future. The holdings in UK aerospace and defense companies BAE Systems PLC and Babcock International Group PLC, outperformed during the second half of 2019 as uncertainty around the UK political landscape subsided. Other notable contributors were Phoenix Group Holdings PLC, the UK insurance company; Swiss staffing company Adecco Group AG; and the Netherland’s oil business, Royal Dutch Shell PLC.
Detractors from performance included names in the banking sector, with Dutch bank ABN AMRO Bank N.V. and Swedish bank Swedbank AB being impacted by tougher regulations around money laundering laws, as well as an unfavorable interest rate environment in Europe. We continue to hold these positions because we believe they trade at a discount to their intrinsic values. The Communication Services sector has been a weak performer, despite generally good cash flows and low valuations. While their infrastructure is the backbone for technology proliferation, competition has continued to be fiercer than we expected in some markets. This has impacted stocks such as Orange S.A. in France and Deutsche Telekom AG in Germany. The position in the latter was sold early in the year. The UK tobacco business Imperial Brands PLC detracted from performance on concerns around regulatory developments in the U.S. market. We believe the company is undervalued versus peers at current levels and offers an attractive dividend yield which is supported by its strong cash generation.
Investment Activity
During the 12-month period ended December 31, 2019, a number of stocks delivered strong outperformance and were subsequently sold. This included Italian utilities Enel S.p.A. and Terna which had continued to perform well from 2018 into 2019. The UK insurance company Phoenix Group Holding PLC had a strong run as did the financial software company The Sage Group plc, as a result both positions were sold. The long-standing position in UK beverage business Diageo plc was sold after a multi-year period of outperformance on the back of its strong brand of products. Proceeds from these sales were used to add a number of attractively valued positions. The Fund invested in French pharmaceutical business Sanofi when it traded at a large discount to its peers. A position in German software company SAP SE was added on prospects of long-term capital appreciation and income growth. After a difficult period for the automotive sector, the Fund added a position in French tire company Michelin after it had underperformed and offered an attractive yield. Names in defensive consumer categories such as UK household business Reckitt Benckiser Group PLC and Swiss food packaging company SIG Combibloc Group AG were also added.
The Fund utilizes a dynamic currency hedging process to mitigate the risk of adverse currency movements on the portfolio. Early in the year, the Fund closed both its hedges on the Euro and Pound Sterling after both currencies declined consistently during 2018. This proved beneficial when the Pound Sterling rallied 3.94% during the calendar year, particularly in the second half. For the majority of the year the Fund’s borrowings were in Euros, which mitigated some of the Euro weakness (-2.22%) during the period. Financial leverage was a net positive contributor to performance during the year as markets rallied through this period.
To generate additional income, the Fund may write (or sell) call options on certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During this performance period, the options portfolio management team overwrote approximately 30% of the Fund’s Managed Assets during the first three quarters of 2019 and then reduced the overwrite percentage to approximately 18% during the final quarter of 2019. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options, approximately at-the-money to slightly out-of-the-money. The option strategy subtracted from the total return of the Fund during the period as the overwritten index, the EuroStoxx 50 Index, traded higher in price during this performance period.
Market and Fund Outlook
The Fund focuses on high quality income-generating investments and we believe that the Fund is well positioned to benefit from a European economic recovery. European interest rates have continued to remain low and in our view the outlook for dividend stocks remains positive in this environment due to investors’ ongoing requirement for yielding assets. Despite the issues caused by global tariffs as well as currency fluctuations, investors have recently been more optimistic on the prospects of European companies, in our opinion. While macroeconomic volatility and political uncertainty have dogged markets this cycle, we believe current indications would suggest a period of continued growth in Europe through 2020. We will seek to benefit from periods of volatility and positive forward indicators by opportunistically adding to any oversold European franchises that offer healthy long-term income and capital appreciation prospects.

2Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%).

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments
December 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 123.8%
	Aerospace & Defense – 2.2%
827,061	BAE Systems PLC	$6,187,525
	Air Freight & Logistics – 0.8%
201,130	bpost S.A.	2,323,757
	Auto Components – 2.4%
54,062	Cie Generale des Etablissements Michelin SCA	6,615,971
	Banks – 7.9%
147,225	ABN AMRO Bank N.V. (b) (c)	2,678,608
137,909	BAWAG Group AG (b) (c)	6,280,516
482,760	ING Groep N.V.	5,787,679
444,748	Nordea Bank Abp	3,591,659
240,656	Swedbank AB, Class A	3,582,984
		21,921,446
	Beverages – 1.5%
123,053	Coca-Cola HBC AG	4,180,847
	Building Products – 2.3%
154,757	Cie de Saint-Gobain	6,336,069
	Capital Markets – 3.1%
404,050	Credit Suisse Group AG	5,471,250
200,477	St. James’s Place PLC	3,092,351
		8,563,601
	Chemicals – 3.3%
122,182	BASF SE	9,230,422
	Commercial Services & Supplies – 2.9%
630,522	Babcock International Group PLC	5,256,682
1,763,586	Prosegur Cash S.A. (b) (c)	2,686,415
		7,943,097
	Construction Materials – 1.0%
50,473	LafargeHolcim Ltd.	2,800,579
	Containers & Packaging – 1.1%
196,923	SIG Combibloc Group AG	3,145,722
	Diversified Financial Services – 1.8%
586,846	Banca Farmafactoring S.p.A. (b) (c)	3,515,136
504,886	M&G PLC (d)	1,586,327
		5,101,463
	Diversified Telecommunication Services – 3.6%
250,000	Orange S.A.	3,679,176
359,683	Telefonica S.A.	2,512,323
217,798	Telenor ASA	3,906,040
		10,097,539
	Electric Utilities – 5.4%
49,985	Endesa S.A.	1,333,862
365,138	Iberdrola S.A.	3,759,901
520,086	SSE PLC	9,909,911
		15,003,674
	Electrical Equipment – 3.1%
361,659	ABB Ltd.	8,733,179
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Energy Equipment & Services – 1.9%
472,510	Tenaris S.A.	$5,326,645
	Food Products – 3.1%
58,713	Danone S.A.	4,866,933
35,108	Nestle S.A.	3,801,009
		8,667,942
	Gas Utilities – 1.1%
600,572	Snam S.p.A.	3,156,778
	Household Products – 5.5%
63,319	Henkel AG & Co., KGaA (Preference Shares)	6,548,498
108,759	Reckitt Benckiser Group PLC	8,829,570
		15,378,068
	Industrial Conglomerates – 1.7%
36,875	Siemens AG	4,820,408
	Insurance – 9.5%
23,112	Allianz SE	5,661,961
297,839	AXA S.A.	8,388,899
77,181	NN Group N.V.	2,927,930
348,042	Prudential PLC	6,680,128
24,690	Swiss Re AG	2,773,097
		26,432,015
	Machinery – 3.7%
98,159	Alstom S.A.	4,649,732
258,971	OC Oerlikon Corp. AG	3,039,792
134,435	SKF AB, Class B	2,718,454
		10,407,978
	Media – 2.4%
175,000	Eutelsat Communications S.A.	2,844,351
600,287	Mediaset Espana Comunicacion S.A.	3,811,115
		6,655,466
	Metals & Mining – 1.6%
98,583	Anglo American PLC	2,837,569
68,419	BHP Group PLC	1,610,275
		4,447,844
	Multi-Utilities – 5.4%
793,977	National Grid PLC	9,931,221
187,490	Veolia Environnement S.A.	4,986,392
		14,917,613
	Oil, Gas & Consumable Fuels – 9.7%
537,036	Eni S.p.A.	8,340,737
365,405	Repsol S.A.	5,709,556
177,646	Royal Dutch Shell PLC, Class A	5,213,782
140,774	TOTAL S.A.	7,768,985
		27,033,060
	Paper & Forest Products – 2.0%
157,991	UPM-Kymmene OYJ	5,477,824
	Personal Products – 1.6%
75,267	Unilever N.V.	4,325,195

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Pharmaceuticals – 12.3%
356,087	GlaxoSmithKline PLC	$8,391,060
86,845	Novartis AG	8,246,596
103,443	Novo Nordisk A.S., Class B	6,003,773
8,635	Roche Holding AG	2,801,602
88,365	Sanofi	8,883,046
		34,326,077
	Professional Services – 2.3%
102,507	Adecco Group AG	6,484,272
	Semiconductors & Semiconductor Equipment – 4.5%
179,610	BE Semiconductor Industries N.V.	6,942,606
248,560	Infineon Technologies AG	5,662,626
		12,605,232
	Software – 2.4%
48,355	SAP SE	6,526,133
	Textiles, Apparel & Luxury Goods – 1.9%
68,259	Cie Financiere Richemont S.A.	5,364,517
	Tobacco – 6.0%
213,841	British American Tobacco PLC	9,153,346
304,771	Imperial Brands PLC	7,545,147
		16,698,493
	Wireless Telecommunication Services – 2.8%
4,035,972	Vodafone Group PLC	7,845,861
	Total Common Stocks	345,082,312
	(Cost $361,736,765)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.0%
	Equity Real Estate Investment Trusts – 5.0%
1,107,517	British Land (The) Co., PLC	9,371,305
159,462	Eurocommercial Properties N.V.	4,471,713
	Total Real Estate Investment Trusts	13,843,018
	(Cost $18,253,693)
RIGHTS (a) – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
365,405	Repsol S.A., expiring 12/31/19 (d)	173,377
	(Cost $173,618)
	Total Investments – 128.8%	359,098,707
	(Cost $380,164,076) (e)

Number of Contracts	Description	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
(540)	EURO STOXX 50 Index	$(22,685,047)	€3,725.00	Jan 2020	(272,573)
(540)	EURO STOXX 50 Index	(22,685,047)	3,750.00	Feb 2020	(373,728)
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2019
Number of Contracts	Description	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(530)	EURO STOXX 50 Index	$(22,264,953)	€3,800.00	Mar 2020	$(317,464)
	Total Call Options Written				(963,765)
	(Premiums received $993,450)

Outstanding Loans – (36.1)%	(100,524,149)
Net Other Assets and Liabilities – 7.6%	21,127,166
Net Assets – 100.0%	$278,737,959

(a)	All or a portion of these securities are available to serve as collateral for the outstanding loans and call options written.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	Aggregate cost for federal income tax purposes was $379,259,579. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,226,441 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $38,351,078. The net unrealized depreciation was $21,124,637. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2019 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 345,082,312	$ 345,082,312	$ —	$ —
Real Estate Investment Trusts*	13,843,018	13,843,018	—	—
Rights*	173,377	173,377	—	—
Total Investments	$ 359,098,707	$ 359,098,707	$—	$—
LIABILITIES TABLE
	Total Value at 12/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (963,765)	$ —	$ (963,765)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2019
Currency Exposure Diversification	% of Total Investments
EUR	51.3%
GBP	28.5
CHF	14.7
SEK	2.7
DKK	1.7
NOK	1.1
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Investments, at value (Cost $380,164,076)	$ 359,098,707
Cash	18,490,500
Foreign currency (Cost $296,990)	297,012
Receivables:
Dividend reclaims	1,993,212
Dividends	721,638
Investment securities sold	370,016
Prepaid expenses	2,214
Total Assets	380,973,299
LIABILITIES:
Outstanding loans	100,524,149
Options written, at value (Premiums received $993,450)	963,765
Payables:
Investment advisory fees	345,110
Interest and fees on loans	233,224
Audit and tax fees	77,504
Administrative fees	39,829
Shareholder reporting fees	25,762
Custodian fees	11,681
Legal fees	5,125
Transfer agent fees	3,306
Financial reporting fees	771
Trustees’ fees and expenses	124
Other liabilities	4,990
Total Liabilities	102,235,340
NET ASSETS	$278,737,959
NET ASSETS consist of:
Paid-in capital	$ 299,274,954
Par value	172,319
Accumulated distributable earnings (loss)	(20,709,314)
NET ASSETS	$278,737,959
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$16.18
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Operations
For the Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,059,035)	$ 19,193,279
Interest	250,261
Other	45
Total investment income	19,443,585
EXPENSES:
Investment advisory fees	3,923,839
Interest and fees on loans	789,581
Administrative fees	150,621
Shareholder reporting fees	121,384
Audit and tax fees	76,358
Custodian fees	66,946
Listing expense	25,050
Legal fees	23,880
Transfer agent fees	19,525
Trustees’ fees and expenses	16,604
Financial reporting fees	9,250
Other	34,928
Total expenses	5,257,966
NET INVESTMENT INCOME (LOSS)	14,185,619
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,063,694
Written options	(9,764,182)
Forward foreign currency contracts	(545,398)
Foreign currency transactions	2,226,571
Net realized gain (loss)	(19,315)
Net change in unrealized appreciation (depreciation) on:
Investments	38,352,299
Written options	(1,251,513)
Forward foreign currency contracts	(28,155)
Foreign currency translation	(142,997)
Net change in unrealized appreciation (depreciation)	36,929,634
NET REALIZED AND UNREALIZED GAIN (LOSS)	36,910,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 51,095,938
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statements of Changes in Net Assets
	Year Ended 12/31/2019	Year Ended 12/31/2018
OPERATIONS:
Net investment income (loss)	$ 14,185,619	$ 12,768,847
Net realized gain (loss)	(19,315)	14,673,240
Net change in unrealized appreciation (depreciation)	36,929,634	(92,141,533)
Net increase (decrease) in net assets resulting from operations	51,095,938	(64,699,446)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(18,600,328)	(25,020,730)
Return of capital	(6,420,402)	—
Total distributions to shareholders	(25,020,730)	(25,020,730)
Total increase (decrease) in net assets	26,075,208	(89,720,176)
NET ASSETS:
Beginning of period	252,662,751	342,382,927
End of period	$ 278,737,959	$ 252,662,751
COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Cash Flows
For the Year Ended December 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$51,095,938
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(230,691,238)
Sales of investments	217,124,038
Proceeds from written options	7,081,248
Amount paid to close written options	(18,355,556)
Net realized gain/loss on investments and written options	1,700,488
Net change in unrealized appreciation/depreciation on investments and written options	(37,100,786)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	28,155
Changes in assets and liabilities:
Increase in dividend reclaims receivable	(233,848)
Increase in dividends receivable	(108,340)
Decrease in prepaid expenses	716
Increase in interest and fees payable on loans	44,864
Increase in investment advisory fees payable	24,136
Increase in audit and tax fees payable	18,454
Decrease in legal fees payable	(3,086)
Decrease in shareholder reporting fees payable	(3,034)
Decrease in administrative fees payable	(14,149)
Decrease in custodian fees payable	(4,935)
Increase in transfer agent fees payable	303
Increase in Trustees’ fees and expenses payable	57
Increase in other liabilities payable	1,765
Cash used in operating activities		$(9,394,810)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(18,600,328)
Distributions to Common Shareholders from return of capital	(6,420,402)
Repayment of borrowings	(42,359,400)
Proceeds from borrowings	55,065,149
Effect of exchange rate changes on Euro Loans (a)	168,526
Cash used in financing activities		(12,146,455)
Decrease in cash and foreign currency (b)		(21,541,265)
Cash and foreign currency at beginning of period		40,328,777
Cash and foreign currency at end of period		$18,787,512
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$744,717

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $25,529, which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,				Period Ended 12/31/2015 (a)
	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.66	$ 19.87	$ 17.96	$ 19.07	$ 19.10
Income from investment operations:
Net investment income (loss)	0.82	0.74	0.78	0.73	0.04
Net realized and unrealized gain (loss)	2.15	(4.50)	3.02	(0.39)	0.05
Total from investment operations	2.97	(3.76)	3.80	0.34	0.09
Distributions paid to shareholders from:
Net investment income	(1.08)	(0.70)	(0.14)	(1.13)	(0.07)
Net realized gain	—	(0.75)	(0.75)	—	(0.05)
Return of capital	(0.37)	—	(1.00)	(0.32)	—
Total distributions paid to Common Shareholders	(1.45)	(1.45)	(1.89)	(1.45)	(0.12)
Net asset value, end of period	$16.18	$14.66	$19.87	$17.96	$19.07
Market value, end of period	$14.93	$12.64	$18.83	$15.52	$17.16
Total return based on net asset value (b)	22.24%	(19.36)%	22.66%	3.30%	0.52%
Total return based on market value (b)	30.82%	(26.64)%	34.51%	(0.80)%	(13.61)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 278,738	$ 252,663	$ 342,383	$ 309,455	$ 328,648
Ratio of total expenses to average net assets	1.99%	1.91%	1.85%	1.83%	1.72% (c)
Ratio of total expenses to average net assets excluding interest expense	1.69%	1.65%	1.60%	1.59%	1.56% (c)
Ratio of net investment income (loss) to average net assets	5.37%	4.19%	4.09%	4.13%	0.82% (c)
Portfolio turnover rate	64%	44%	39%	41%	5%
Indebtedness:
Total loans outstanding (in 000’s)	$ 100,524	$ 87,650	$ 101,987	$ 85,791	$ 89,113
Asset coverage per $1,000 of indebtedness (d)	$ 3,773	$ 3,883	$ 4,357	$ 4,607	$ 4,688

(a)	The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
1. Organization
First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FDEU” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objective in an amount up to 40% of the value of its Managed Assets. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The index options that the Fund writes (sells) give the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not hold any forward foreign currency contracts at December 31, 2019.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended December 31, 2019, primarily a result of differing book and tax treatment of realization of foreign currency gains (losses), have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,681,173 and a decrease in accumulated net realized gain (loss) of $1,681,173. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$18,600,328	$18,854,304
Capital gains	—	6,166,426
Return of capital	6,420,402	—
As of December 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,805,309)
Net unrealized appreciation (depreciation)	(18,904,005)
Total accumulated earnings (losses)	(20,709,314)
Other	—
Paid-in capital	299,447,273
Total net assets	$278,737,959
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, the Fund had $1,805,308 non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of December 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2019, were $230,691,238 and $216,661,668, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 963,765
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(545,398)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(28,155)
Equity Risk Exposure
Net realized gain (loss) on written options	$(9,764,182)
Net change in unrealized appreciation (depreciation) on written options	(1,251,513)
During the fiscal year ended December 31, 2019, the notional values of forward foreign currency contracts opened and closed were $18,114,073 and $35,682,748, respectively.
During the fiscal year ended December 31, 2019, the premiums for written options opened were $7,081,248, and the premiums for written options closed, exercised and expired were $8,591,374.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is $115,000,000. As of December 31, 2019, the Fund had three loans outstanding under the revolving credit facility totaling $100,524,149, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $45,000,000, $45,428,849 (the U.S. Dollar equivalent of a €40,500,000 loan) and $10,095,300 (the U.S. Dollar equivalent of a €9,000,000 loan). For the fiscal year ended December 31, 2019, the average amount outstanding was $92,525,725. The high and low annual interest rates during the fiscal year ended December 31, 2019 were 2.69% and 0.80%, respectively, and the average weighted average interest rate was 0.83%. The weighted average interest rate at December 31, 2019 was 1.65%. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 80 basis points, for the Euro loans. For the USD loan, the borrowing rate is equal to the U.S. dollar 6-month LIBOR plus 80 basis points. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loans” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Dynamic Europe Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2019. 2018, 2017, 2016, and the period from September 24, 2015 (commencement of operations) through December 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2019, 2018, 2017, 2016, and for the period from September 24, 2015 (commencement of operations) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 21, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2019. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2019, qualify for the corporate dividends received deduction available to corporate shareholders. The Fund meets the requirements of Section 853 of the Internal Revenue Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $19,193,279 (representing a total of $1.11 per share). The total amount of foreign taxes paid to such countries is $1,925,603 (representing a total of $0.11 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 11, 2019, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Dynamic Europe Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 14,773,118, the number of votes against was 712,798 and the number of broker non-votes was 1,745,992. The number of votes cast in favor of Mr. Nielson was 14,867,563, the number of votes against was 618,353 and the number of broker non-votes was 1,745,992. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Conversion Risk. The Fund’s Amended and Restated Declaration of Trust provides that, during calendar year 2023, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. The Fund will bear the costs associated with calling such shareholder meeting. In the event of conversion to an open-end management investment company, the common shares of the Fund would cease to be listed on the New York Stock Exchange or other national securities exchange, and such common shares would thereafter be redeemable at net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to net asset value. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Financial Companies Risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Income Risk. Net investment income paid by the Fund to its shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-Diversification Risk. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company, including greater sensitivity to changes in the prices of securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration, or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
Option Risk. The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.
Potential Conflicts of Interest Risk. First Trust, Janus Capital and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Janus Capital currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Janus Capital) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Janus Capital have a financial incentive to leverage the Fund.
Real Estate Investment Trust Risk. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to common shareholders will not generally qualify for favorable treatment as qualified dividend income. Certain REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are also subject to heavy cash flow dependency and defaults by borrowers or lessees. By investing in REITs indirectly through the Fund, a common shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
United Kingdom Risk. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the EU, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom officially left the EU, which started a transition period for the United Kingdom and the EU to negotiate a wide variety of agreements, including a trade agreement. There is uncertainty relating to the precise terms of many of these agreements. At this time, it is also difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Board of Trustees and Officers
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	169	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Capital Management LLC
151 Detroit Street
Denver, CO 80206
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,500 for the fiscal year ended December 31, 2018 and $39,500 for the fiscal year ended December 31, 2019.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $16,800 for the fiscal year ended December 31, 2018 and $18,248 for the fiscal year ended December 31, 2019.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended December 31, 2018 were $16,800 for the Registrant and $48,190 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended December 31, 2019 were $18,248 for the Registrant and $75,670 the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies, as of December 31, 2019, are attached herewith.

Proxy Voting Guidelines

February 2019

Janus Capital Management LLC

Perkins Investment Management LLC

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except with respect to the Participating Affiliate Funds listed in Schedule 1 hereto and as otherwise noted below. Proxy votes for such Participating Affiliate Funds will be made in accordance with the Proxy Policies and Procedures attached as Annex A to the Procedures. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Perkins Investment Management LLC has adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Denver Operations Control of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.
2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
•	attend less than 75% of the board and committee meetings without a valid excuse;
•	ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;
•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);
•	fail to provide appropriate oversight of company's risk management practices (as determined by the proxy voting service);
•	are non-independent directors and sit on the audit, compensation or nominating committees;
•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;
•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);
•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);
•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•	are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)
•	amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.
3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.
7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.
9.	Janus will generally vote with management regarding proposals to declassify a board.
10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position; or (4) the auditors are being changed without explanation or are not named.
12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14.	Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;
•	provide for automatic replenishment (“evergreen”) or reload options;
•	create an inconsistent relationship between long term share performance and compensation increases; and/or
•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).
16.	Janus will generally vote in favor of proposals requiring the expensing of options.
17.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
18.	Janus will generally oppose proposals regarding the re-pricing of underwater options.
19.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
20.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.
21.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
22.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).
23.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;
24.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.
25.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm;
•	The triggering mechanism should be beyond the control of management; and
•	The amount should not exceed three times base salary plus guaranteed benefits.

26.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
•	requiring executive officers and directors to hold a minimum amount of stock in the company;
•	requiring stock acquired through exercised options to be held for a certain period of time; and
•	using restricted stock grants instead of options.

Other Corporate Matters

27.	Janus will generally vote in favor of proposals relating to the issuance of dividends.
28.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*
29.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
30.	Janus will generally oppose proposals for different classes of stock with different voting rights.
31.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
32.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.
33.	Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
34.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
35.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.
36.	Janus will evaluate plans of reorganization on a case-by-case basis.*
37.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
38.	Janus will generally vote in favor of proposals regarding changes in company name.
39.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
40.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case- by-case basis, including any related advisory votes on golden parachutes.*
41.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.
43.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
44.	Janus will generally vote in favor of proposals to require that voting be confidential.
45.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.
46.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
47.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.
48.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49.	Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
50.	Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.
51.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Schedule 1

The “Participating Affiliate Funds”

Fund Name

•	Janus Henderson All Asset Fund
•	Janus Henderson Asia Equity Fund
•	Janus Henderson Dividend & Income Builder Fund
•	Janus Henderson Emerging Markets Fund
•	Janus Henderson European Focus Fund
•	Janus Henderson Global Equity Income Fund
•	Janus Henderson Global Real Estate Fund
•	Janus Henderson International Opportunities Fund
•	Janus Henderson International Small Cap Fund
•	Janus Henderson Strategic Income Fund
•	Janus Henderson Emerging Markets Equity Fund LLC

Proxy Voting Procedures

February 2019

Janus Capital Management LLC
Perkins Investment Management LLC

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds and exchange-traded funds (“ETFs”), except for those funds listed on Schedule 1 hereto (the “Participating Affiliate Funds”), advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Perkins Investment Management LLC (“Perkins”) has adopted the Procedures.

Each of the Participating Affiliate Funds shall follow the procedures attached as Annex A.

General Policy: Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy: On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee: The Janus Henderson Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect clients’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy

1 All references to portfolio managers include assistant portfolio managers.

voting authority for any proprietary or non-proprietary mutual fund, ETF, or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group: Denver Operations Control is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in Denver Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service: Janus has engaged an independent proxy voting service, ISS, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service. In the event a portfolio manager is unable to provide input on a proxy item referred to him or her, Janus will abstain from voting the proxy item.

Procedures for Proxy Issues Outside the Guidelines: In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with issuers and proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (“CIO”) (or the Director of Research, if such CIO is conflicted or otherwise unavailable) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”: Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”). In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. The Janus funds may enter into a written participation agreement with an underlying ETF in accordance with an exemptive order obtained by the ETF that allows a Janus fund to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to “echo-vote” shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Janus fund will be echo-voted to the extent required by a participation agreement.

Conflicts of Interest: The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (e.g., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention: Upon request, on an annual basis, Janus will provide its non-investment company clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund or ETF for the one- year period ending on June 30th on Janus’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janushenderson.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Except as noted in these Procedures or required by law, Janus does not provide information to anyone on how it voted or intends to vote on a particular matter. Denver Operations Control may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Members of the Janus investment team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus’ ongoing investment analysis process.

Schedule 1

The “Participating Affiliate Funds”

Fund Name

•	Janus Henderson All Asset Fund
•	Janus Henderson Asia Equity Fund
•	Janus Henderson Dividend & Income Builder Fund
•	Janus Henderson Emerging Markets Fund
•	Janus Henderson European Focus Fund
•	Janus Henderson Global Equity Income Fund
•	Janus Henderson Global Real Estate Fund
•	Janus Henderson International Opportunities Fund
•	Janus Henderson International Small Cap Fund
•	Janus Henderson Strategic Income Fund
•	Janus Henderson Emerging Markets Equity Fund LLC

Annex A

Proxy Policies and Procedures

It is the intent of the Participating Affiliates2, to vote proxies in the best interests of the firm’s clients, which include those Participating Affiliate Funds listed on Schedule 1. The Participating Affiliates believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out the Participating Affiliates’ approach to corporate governance, corporate responsibility and proxy voting.

1.   Responsibilities: The Governance and Responsible Investment Team at Janus Henderson Investors (“Janus Henderson”), acting on behalf of the Participating Affiliates, is responsible for the implementation of the Proxy Voting Policies.

2.  Service Providers: The Participating Affiliates have contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Janus Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

2  The portfolio managers that provide investment advisory services to each of the Participating Affiliate Funds listed on Schedule 1 act under a participating affiliate arrangement between Janus Capital Management LLC and each of Henderson Global Investors Limited, Henderson Global Investors (Singapore) Ltd., and Henderson Global Investors (Japan) Ltd. (each a “Participating Affiliate” and together, the “Participating Affiliates”). Each Participating Affiliate is party to a Memorandum of Understanding with Janus Capital Management LLC, dated January 1, 2018.

3.    Voting Guidelines: The Participating Affiliates have adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Janus Henderson’s approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility with respect to certain products, including the Participating Affiliates Funds. The International Corporate Governance Policy is detailed below.

3.1.   International Corporate Governance Policy: International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a ‘one size fits all’ policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.3

3.2.  Corporate Objective: The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed.

To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.  Disclosure and Transparency: Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company’s management of corporate responsibility issues should be provided.

Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders – multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.  Boards of Directors: Janus Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

•	Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.
•	Monitoring the effectiveness of the company's governance practices and making changes as needed.
•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.
•	Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

3  These Principles are based on the Organisation for Economic Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

•	Ensuring a formal and transparent board nomination and election process.
•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.
•	Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.
•	Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.    Shareholder rights: All shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.  Audit and internal control: Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.   Remuneration: Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board’s policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

•	the overall potential cost of the scheme, including the level of dilution the issue price of share options relative to the market price
•	the use of performance conditions aligning the interests of participants with shareholders the holding period ie. the length of time from the award date to the earliest date of exercise the level of disclosure.

4.	Voting Procedures: The procedure for casting proxy votes is as follows:
a.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
b.	ISS notifies Janus Henderson of meetings via its ProxyExchange website.
c.	ISS provides voting recommendations based on the Participating Affiliates’s Proxy Voting Policies.
d.	The Governance and Responsible Investment Team consults with fund managers and analysts as appropriate.
e.	The Governance and Responsible Investment Team decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.
f.	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.
g.	If at any time during implementation of the above procedures a conflict of interest is identified, the matter, including proposed voting instructions, will be referred for resolution to the Janus Henderson Proxy Voting Committee (the “Committee”) via the Governance and Responsible Investment Team.

5.   Shareblocking: In a number of markets in which the funds invest, shares must be suspended from trading (‘blocked’) for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients’

interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, the Participating Affiliates will vote only in exceptional circumstances.

6.  Conflicts of interest: For each director, officer and employee of a Participating Affiliate (“Participating Affiliate Person”), the interests of the Participating Affiliate’s clients must come first, ahead of the interest of any Participating Affiliate and any person within the Participating Affiliate’s organization, which includes the Participating Affiliate’s affiliates.

Accordingly, each Participating Affiliate Person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of any Participating Affiliate or otherwise take advantage of the relationship to the Participating Affiliate’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of a Participating Affiliate, as appropriate. It is imperative that each of the Participating Affiliates’ directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of any Participating Affiliate’s clients.

It is the responsibility of each director, officer and employee of the Participating Affiliates to report any actual conflict of interest, including any attempts to improperly influence voting decisions, to the Governance and Responsible Investment Team, who shall present any such information to the Committee. However, once a particular conflict has been reported to the Governance and Responsible Investment Team, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. To the extent a conflict of interest is reported, the Committee will review the proposed voting instructions. If the Committee believes a conflict exists and that the proposed voting instructions are not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (“CIO”) (or the Director of Research, if such CIO is conflicted or otherwise unavailable) to determine how to vote. Otherwise, the matter will be referred back to the Governance and Responsible Investment Team to be voted in accordance with the proposed voting instructions.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of December 31, 2019

Janus Capital Management LLC, (“Janus Capital”), an indirect wholly-owned subsidiary of Janus Henderson Group plc doing business as Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Capital Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 28 cities with more than 2,000 employees, Janus Henderson Investors managed approximately $374.8 billion in assets as of December 31, 2019. Janus Capital is responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

The members of the portfolio management team responsible for the day-to-day management of the Fund’s investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse. The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

1. ALEX CROOKE

Co-Head of Equities – Europe, the Middle East and Africa (EMEA) and Asia Pacific (APAC) at Janus Henderson Investors

Alex Crooke is Co-Head of Equities – Europe, the Middle East and Africa (EMEA) and Asia Pacific (APAC) at Janus Henderson, a position he has held since 2018. Mr. Crooke is responsible for equities in the EMEA and APAC regions and is a Portfolio Manager for the Global Equity Income and Global Dividend & Income strategies. In addition, Mr. Crooke is a member of the Janus Henderson Investors Executive Committee. Previously, he was head of Global Equity Income and Specialist Equities from 2013. Mr. Crooke was recruited by Janus Henderson Investors to co-manage the UK assets of an investment trust in 1994 as an associate director. He later became the fund manager responsible for a number of UK and Global income orientated equity products. Mr. Crooke began his investment career with Equitable Life Assurance Society in 1980 as a U.S. investment analyst. Mr. Crooke holds a BSc (Hons) in physics and astrophysics from Manchester University and is an associate member of the Society of Investment Professionals. He has 28 years of financial industry experience.

2. BEN LOFTHOUSE, CFA

Head of Global Equity Income; Portfolio Manager

Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, he was a director, Global Equity Income, and has been part of the Global Equity Income Team since joining the company in 2004. Additionally, he is a Portfolio Manager and has managed a range of equity income mandates since 2008. Prior to Janus Henderson Investors, Mr. Lofthouse worked as an accountant at PricewaterhouseCoopers where he started his career in 1998. Mr. Lofthouse graduated with a BA (Hons) in business economics from Exeter University. He is a Chartered Accountant (ACA) and holds the Chartered Financial Analyst designation. He has 20 years of financial industry experience.

3. JOHN GAMBLA, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST ADVISORS L.P. (“FIRST TRUST”)

Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

4. ROB A. GUTTSCHOW, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST

Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen’s buy-side derivative desk for fixed income and equity portfolio hedging.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other accounts managed by the Portfolio Managers as of December 31, 2018:

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1 Alex Crooke	Registered Investment Companies:	2	$4,983,900,000	0	$ 0
	Other Pooled Investment Vehicles:	1	$ 1,619,100,000	0	$ 0
	Other Accounts:	1	$ 90,300,000	0	$ 0

2. Ben Lofthouse	Registered Investment Companies:	2	$4,983,900,000	0	$ 0
	Other Pooled Investment Vehicles:	4	$ 1,466,700,000	1	$ 7,700,000
	Other Accounts:	2	$ 90,500,000	0	$ 0

3. John Gambla	Registered Investment Companies:	8	$678,489,612	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	4	$ 408,752	0	$ 0

4. Rob Guttschow	Registered Investment Companies:	8	$678,489,612	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	4	$408,752	0	$ 0

POTENTIAL CONFLICTS OF INTERESTS

JANUS HENDERSON INVESTORS POTENTIAL CONFLICTS OF INTERESTS

Portfolio Management Conflicts of Interest.

Janus Henderson is not aware of any conflicts of interest specific to this relationship. Nonetheless, there are potential conflicts of interest inherent in every investment advisory relationship, including the risks that the investment adviser will favor itself over its clients, that the investment adviser will favor one client over another and that the investment adviser’s employees will favor themselves over the investment adviser and its clients. Regardless of the nature and source of the potential conflict, Janus Henderson believes its core responsibility is to ensure that effective policies and procedures are in place to eliminate, mitigate and/or disclose the conflict as appropriate. In recognition of this obligation, Janus Henderson records all personal conflicts in a conflict of interest register (the “Register”) and all business conflicts in a conflicts of interest matrix (the “Matrix”), which list the conflicts, relevant controls and residual risk ratings. Although the Register and Matrix are confidential and internal use only, Janus Henderson has included certain conflicts contained in the Matrix below: • Janus Henderson may have proprietary investments in certain accounts or may receive greater fees from certain accounts which may cause them to favor those accounts over others in trade execution, trade allocation, trade aggregation, limited offering allocation and cross trading (collectively, “side-by-side matters”). • Janus Henderson may receive fees from its proprietary funds or accounts or from its affiliates which may cause it to direct investments to those accounts or investments and services to those affiliates. • Janus Henderson may hold securities long in one account and short in another account. • Janus Henderson may be restricted from participating in certain transactions due to its possession of material non-public information, aggregated holdings limits or other restrictions imposed by its affiliations. • Janus Henderson may have professional relationships which may cause it to favor those relationships over others in proxy voting, trade execution, vendor and service provider engagement, investment selection and side-by-side matters. • Employees involved in portfolio management may have personal investments in certain accounts or may receive greater compensation from certain accounts which may cause them to favor those accounts over others in side-by-side matters. • Employees may have personal relationships, affiliations or investments which may cause them to favor those relationships over others in vendor and service provider engagement, investment selection and side-by-side matters. Please refer to the Janus Capital Management LLC Form ADV Part 2A for a fuller discussion of potential conflicts.

FIRST TRUST, POTENTIAL CONFLICTS OF INTERESTS

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3) Compensation Structure of Portfolio Manager(S) or Management Team Members

Information provided as of December 31, 2019

ALEX CROOKE AND BEN LOFTHOUSE, JANUS HENDERSON INVESTORS

Portfolio Management Compensation.

The firm is aware of the importance of selecting and retaining high quality staff, not only in its investment teams, but also across the support functions that assist them. Business critical employees are identified in all areas of the business. A summary of the overall compensation package is as follows:

SENIOR MANAGEMENT MEMBER COMPENSATION.

The compensation for Janus Henderson’s senior management includes fixed compensation and variable compensation. Base Salary: Members of the Janus Henderson’s Executive Committee receive an annual base salary based on competitive market data and factors such as performance, knowledge, skills, ability and experience. Variable Compensation: Executive Committee members’ variable compensation is typically determined based on overall company pre-incentive operating income and individual performance against both financial and strategic objectives. Variable compensation is typically deferred according to a progressive schedule. Deferrals are typically made in Janus Henderson Group restricted stock, although individuals can elect to receive up to 50% of their deferral in funds (subject to satisfying a de-minimis threshold). Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

PORTFOLIO MANAGERS / INVESTMENT PROFESSIONALS.

Janus Henderson portfolio managers are compensated for managing portfolios or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Portfolio managers are eligible for an annual variable compensation award based on management’s discretion. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things, consistent short-term and long-term performance (i.e., one-, three- and five-year performance calculated using pre-tax performance compared to dividend delivery, peer group performance and MSCI Europe), client support and investment team support through the sharing of ideas, leadership, development, mentoring and team work. Fixed Compensation: Paid in cash and comprises an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness. Variable Compensation: Paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson Group restricted stock, although individuals can elect to receive up to 50% of their deferral in funds (subject to satisfying a de-minimis threshold). Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

As previously mentioned, there is an incentive funding framework which applies to determine overall incentive pool funding for direct, front line investment professionals. The framework is centered around a ‘partnership’ approach in which profits are shared between employees and shareholders in a predetermined manner to create an ‘Investment Pool’. The construct creates a pool for the Investment teams by reference to a pre-determined share of the firm’s Pre- Incentive Operating Income (‘PIOI’). Overall pool funding is subject to risk adjustment by the Committee taking into account the recommendations of the Risk function in relation to the nature and incidence of risk events, and an overall assessment of risk management relative to the Risk Appetite Statement. A separate pool (the ‘Core Pool’) is created for other staff using similar principles. Team and individual allocations remain discretionary, with allocations within the Investment team being assessed primarily in relation to the individual’s contribution to Performance, Profitability and Partnership principles.

All variable incentive awards are subject to mandatory deferral of up to 60% (40% of bonus above $75,000) is deferred with deferred awards being delivered over a three year period in the form of Janus Henderson Group shares and/or interests in proprietary funds.

JOHN GAMBLA AND ROB GUTTSCHOW, FIRST TRUST

The compensation structure for John Gambla and Rob Guttschow is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based on a variety of factors, including, but not limited to, an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Funds or the value of assets included in the Fund’s portfolio.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2019

Portfolio Manager	Shares owned
Alex Crooke	None
Ben Lofthouse	$10,001-$50,000
John Gambla	None
Rob A. Guttschow	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1) The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	March 3, 2020

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	March 3, 2020

* Print the name and title of each signing officer under his or her signature.